Vessels	12 Months Ended
Dec. 31, 2012
Vessels
6.	Vessels:

December 31, 2012	Cost	Accumulated depreciation	Net book value
Vessels	$5,339,550	$553,582	$4,785,968
Vessels under construction	77,305	—	77,305

Vessels	$5,416,855	$553,582	$4,863,273

December 31, 2011	Cost	Accumulated depreciation	Net book value
Vessels	$4,684,325	$394,994	$4,289,331
Vessels under construction	407,918	—	407,918

Vessels	$5,092,243	$394,994	$4,697,249

During the year, the Company capitalized interest costs of $2,983,000 (2011—$12,952,000; 2010—$27,871,000) to vessels under construction.

On June 1 2012, the $53,000,000 term loan credit facility with a U.S. bank matured upon expiration of the UASC Madinah time charter. On June 27, 2012, the Company sold the UASC Madinah to that U.S. bank for $52,104,000, the amount outstanding under the term loan resulting in a gain on vessel of $9,773,000. The Company is leasing the vessel back for approximately nine years under an operating lease.